Statements of Assets Available for Benefits - EBP 038 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
INVESTMENTS, AT FAIR VALUE:
Participant-directed investments	$ 1,216,193,420	$ 1,166,281,735
RECEIVABLES:
Company contributions	0	250,369
Participant contributions	0	3,605
Notes receivable from participants	11,174,323	12,850,814
Total receivables	11,174,323	13,104,788
ASSETS AVAILABLE FOR BENEFITS	$ 1,227,367,743	$ 1,179,386,523